INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 - INCOME TAXES

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “Act”), which significantly changed U.S. tax law. The Act lowered the Company’s U.S. statutory federal income tax rate from 35% to 21% effective January 1, 2018, while also imposing a deemed repatriation tax on previously deferred foreign income.

The Act also created a new minimum tax on certain future foreign earnings. The impact of the Act increased the Company’s deferred tax asset related to the Company’s net operating loss by approximately $9,212,417 and increased the Company’s valuation allowance by approximately $9,212,417 resulting in no impact to the Company’s financials.

We record tax positions as liabilities in accordance with ASC 740 and adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from our current estimate of the recognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2023, and 2022 we have not recorded any uncertain tax positions in our financial statements.

The effective US Federal Income Corporate Tax Rates for 2023 and 2022 are 21% and 21%, respectively.

The Company has net operating loss carryforwards of approximately $11,228,173 at December 31, 2023 that do not expire. However, utilization of these losses may be limited pursuant to Section 382 of the Internal Revenue Code due to subsequent stock issuances.

The Company has a deferred tax asset as shown in the following:

	Year Ending December 31, 2023	Year Ending December 31, 2022
Deferred Tax Asset	11,228,173	2,015,756
Valuation Allowance	(11,228,173)	(2,015,756)
Net Deferred Tax Asset	$—	$—